SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D C 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report): September 30, 2001



                             GREENPOINT CREDIT, LLC
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               (exact name of registrant as specified in charter)



                                    DELAWARE
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                 (state or other jurisdiction of incorporation)



                                  333-46102-06
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                            (commission file number)



                                   33-0862379
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                     (I.R.S. employer identification number)



                             10089 WILLOW CREEK ROAD
                           SAN DIEGO, CALIFORNIA 92131
                                 (858) 530-9394
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   (address and telephone number of registrant's principal executive offices)


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        Item 5.   Other Events

             Filed herewith as Exhibit 99.1 is the  Registrant's  monthly report
relating  to  the  GreenPoint   Credit   Manufactured   Housing  Contract  Trust
Pass-Through Certificates, Series 2001-1.

        Item 7.   Financial Statements and Exhibits

        (a)       Not applicable.

        (b)       Not applicable.

        (c)       The  following  are  filed   herewith.   The  exhibit  numbers
        correspond with Item 601(b) of Regulation S-K.

             Exhibit No.                 Description

            *4.1 Pooling and Servicing Agreement, dated as of March 1, 2001, among Greenpoint Credit, LLC, as Contract Seller and Servicer, Bank One, National Association, as Trustee and First Union National Bank, as Co-Trustee.

            99.1                         Monthly Report for the GreenPoint
                                         Credit Manufactured Housing
                                         Contract Trust Pass-Through
                                         Certificates, Series 2001-1.

             * Filed previously with the commission on April 18, 2001 as an exhibit to a report on Form 8-K.

                          SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                     GREENPOINT CREDIT, LLC



                                     By:      /s/ Charles O. Ryan
                                        ----------------------------------------
                                     Name:    Charles O. Ryan
                                     Title:   Senior Vice President

Dated:   October 26, 2001
San Diego, California